UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2006

                                    FIRST SOUTH BANCORP, INC.

             (Exact Name of Registrant as Specified in Its Charter)

         VIRGINIA                    0-22219              56-1999749
         --------                    -------              ----------
(State or other jurisdiction of      (Commission         (IRS Employer
 incorporation or organization)      File Number)       Identification No.)

1311 CAROLINA AVENUE, WASHINGTON, NORTH CAROLINA     27889
------------------------------------------------     -----
(Address of principal executive offices)            (Zip Code)

                                 (252) 946-4178
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes In Registrant's Certifying Accountant.

      On November 10, 2006, First South Bancorp, Inc. (the "Registrant") dismissed Dixon Hughes PLLC ("Dixon Hughes") as independent auditors for the Registrant. On November 10, 2006, the Registrant engaged Turlington and Company, LLP ("Turlington") as its successor independent audit firm. The Registrant's dismissal of Dixon Hughes and engagement of Turlington was approved by the Registrant's Audit Committee on November 8, 2006.

      Dixon Hughes served as the Registrant's independent auditors to audit the Registrant's two most recent fiscal year ends. Dixon Hughes reports on the Registrant's financial statements for each of those years (fiscal years ended December 31, 2004 and 2005) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the Registrant's two most recent fiscal year ends (fiscal years ended December 31, 2004 and 2005) and the subsequent interim period from January 1, 2006 through November 10, 2006, there were no disagreements with Dixon Hughes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dixon Hughes, would have caused Dixon Hughes to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

      During the Registrant's two most recent fiscal year ends (fiscal years ended December 31, 2004 and 2005) and the subsequent interim period from January 1, 2006 through November 10, 2006, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

      During the Registrant's two most recent fiscal year ends (fiscal years ended December 31, 2004 and 2005) and the subsequent interim period from January 1, 2006 through November 10, 2006, neither the Registrant, nor any party at its behalf, consulted with Turlington regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements; (iii) any matter that was the subject of a disagreement with Dixon Hughes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or (iv) a "reportable event" as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

      The Registrant has provided Dixon Hughes with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that Dixon Hughes deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree.

      Dixon Hughes letter is filed herewith as Exhibit 16.

Item 9.01.  Financial Statements and Exhibits

(a)      Not applicable
(b)      Not applicable
(c)      Not applicable
(d)      The following exhibit is filed herewith:

      Exhibit 16 - Letter of Dixon Hughes PLLC

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    First South Bancorp, Inc.

                                    By: /s/ William L. Wall
                                        ----------------------------------------
Date:  November 14, 2006                William L. Wall
                                        Executive Vice President, Chief
                                        Financial Officer and Secretary